                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                         April 30, 2002 (April 24, 2002)

                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-29815
                            (Commission File Number)

                   DELAWARE                               54-1655029
           (State or other jurisdiction               (I.R.S. Employer
                 of incorporation)                    Identification No.)




                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
              (Address of principal executive offices and Zip Code)

                                 (303) 426-6262
               Registrant's telephone number, including area code




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ITEM 5. OTHER EVENTS.

On April 24, 2002, Allos Therapeutics, Inc., a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company sold to Perseus-Soros BioPharmaceutical Fund, L.P. 2,500,000 shares of common stock. The Purchase Agreement and related Registration Rights Agreement, including the exhibits thereto, are attached hereto as Exhibits 10.23 and 10.24, and incorporated herein by reference. The press release announcing the Purchase Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      EXHIBITS

         10.23 Securities Purchase Agreement, dated April 24, 2002 by and among Allos Therapeutics, Inc. and Perseus-Soros BioPharmaceutical Fund, LP.

         10.24 Registration Rights Agreement, dated April 24, 2002 by and among Allos Therapeutics, Inc. and Perseus-Soros BioPharmaceutical Fund, LP.

         99.1     Press Release, dated April 24, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated April 30, 2002


                                  ALLOS THERAPEUTICS, INC.

                             By:  /s/ Daniel R. Hudspeth
                                  ----------------------------------------------
                                  Daniel R. Hudspeth
                             Its: Vice President of Finance, Chief Financial
                                  Officer, Treasurer and Secretary


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                               INDEX TO EXHIBITS

         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         10.23    Securities Purchase Agreement, dated April 24, 2002 by and among Allos Therapeutics, Inc. and Perseus-Soros
                  BioPharmaceutical Fund, LP.

         10.24 Registration Rights Agreement, dated April 24, 2002 by and among Allos Therapeutics, Inc. and Perseus-Soros
                  BioPharmaceutical Fund, LP.

         99.1     Press Release, dated April 24, 2002.